UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        May 12, 2006

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-16214                14-0462060
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(State or other jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                 File Number)         Identification No.)

        1373 Broadway, Albany, New York                         12204
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    (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code    (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 12, 2006, the stockholders of the Registrant approved a new Directors' Annual Retainer Plan. A copy of the Plan is being filed as an exhibit.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) Exhibits.

Directors' Annual Retainer Plan.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ALBANY INTERNATIONAL CORP.

                                  By: /s/ Michael C. Nahl
                                      ------------------------------------------
                                  Name:  Michael C. Nahl
                                  Title: Executive Vice President
                                         and Chief  Financial Officer

Date:   May 16, 2006

                                Index to Exhibits

Exhibit Number             Description of Document
--------------             -----------------------

10(o)(v)                   Directors' Annual Retainer Plan

                                Exhibit 10(o)(v)

                         DIRECTORS' ANNUAL RETAINER PLAN

1. This Plan shall govern the annual retainer payable for services as a member of the Board of Directors of Albany International Corp. ("the Company") during the period from the Annual Meeting of Stockholders of the Company in 2006 until it is amended or terminated by the Board of Directors; provided, that in no event shall any shares be paid under this plan after May 10, 2015. This Plan shall affect only the portion of the annual retainer to be paid in shares of Class A Common Stock of the Company.

2. A portion of the annual retainer payable for service as a member of the Board of Directors each year shall be paid in shares of Class A Common Stock of the Company. The number of shares to be paid each year shall be determined by dividing $50,000 by the per share closing price of a share of such stock on the day of the Annual Meeting at which the election of directors for such year occurs ("the Valuation Price"), as such Valuation Price is shown on the composite index for such day in the Wall Street Journal, rounded down to the nearest whole number.

3. The shares of Class A Common Stock payable to a director as part of the annual retainer shall be delivered to the director as promptly as practicable after each Annual Meeting. Upon delivery to the director, such shares shall be fully paid, non-assessable and not subject to forfeiture.

4. The portion of the annual retainer not paid in shares -- that is, the aggregate dollar amount of the annual retainer for the year, as determined from time to time by the Board of Directors, less (i) the Valuation Price times (ii) the number of whole shares payable to a director for the year -- shall be paid to the directors in cash at such time or times during the year as the Board of Directors shall from time to time determine.

5. This Plan may be terminated or amended by the Board of Directors at any time, subject to any applicable rules or regulations requiring approval by stockholders of the Company.